                                                                 EXHIBIT 77H


Columbia Funds Series Trust I -Annual N-SAR report for the period ending
8/31/12

Columbia Balanced Fund
Columbia Greater China Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Global Dividend Opportunity Fund (formerly known as Columbia Strategic Investor Fund)
Columbia Technology Fund
Active Portfolios(R) Multi-Manager Core Plus Bond Fund
Active Portfolios(R) Multi-Manager Small Cap Equity Fund
Active Portfolios(R) Multi-Manager Alternative Strategies Fund
(the "Funds")

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N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


Active Portfolios(R) Multi-Manager Alternative Strategies Fund


As of February 28, 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------


As of August 31, 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
American Enterprise Investment Services,Inc. 100%
-------------------------------------------- ----------------------------------


Changes in Control Persons
--------------------- ---------------------------- ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person        Ownership % of Series        Ceased to be, Control Person
--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


Active Portfolios(R) Multi-Manager Core Plus Bond Fund

As of February 28, 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------


As of August 31, 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
American Enterprise Investment Services,Inc. 100%
-------------------------------------------- ----------------------------------


Changes in Control Persons
--------------------- ---------------------------- ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person        Ownership % of Series        Ceased to be, Control Person
--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------

N-SAR Item 77H: Changes in Control of Registrant

Below are persons presumed to control Registrant's series because such person owns more than 25% of a series based on the records of the series.


Active Portfolios(R) Multi-Manager Small Cap Equity Fund

As of February 28, 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------

-------------------------------------------- ----------------------------------


As of August 31, 2012
-------------------------------------------- ----------------------------------
Name of Person                               Ownership % of Series
-------------------------------------------- ----------------------------------
American Enterprise Investment Services,Inc. 100%
-------------------------------------------- ----------------------------------


Changes in Control Persons
--------------------- ---------------------------- ----------------------------
                                                   Date/Description of
                                                   Transaction(s) Became a, or
Name of Person        Ownership % of Series        Ceased to be, Control Person
--------------------- ---------------------------- ----------------------------

--------------------- ---------------------------- ----------------------------